UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     February 24, 2006

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 PLATTE CLAY WAY KEARNEY, MISSOURI	64060
(Address of principal executive offices)	(Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 2, 2006, Ply Gem Industries, Inc. (“Ply Gem”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K with respect to the completion of its acquisition of AWC Holding Company (“AWC”, and together with its subsidiaries, “Alenco”). This Form 8-K/A provides the financial information required under Item 9.01(a) and (b) of this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial statements of businesses acquired.
The following financial statements of AWC Holding Company are being filed with this report as Exhibit 99.1:
•  Audited financial statements as of April 1, 2005 and for the period from May 17, 2004 through April 1, 2005;
•  Unaudited financial statements for the interim period ended December 31, 2005 and for the period from April 2, 2005 to December 31, 2005;

(b)
Pro forma financial information.
The following Pro Forma financial information is being filed with this report as Exhibit 99.2:
•  Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2005, and for the three months ended April 1, 2006;
•  Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits

Exhibit	Description
99.1	Financial Statements listed in Item 9.01(a)
99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PLY GEM HOLDINGS, INC.

Date: May 12, 2006	By:	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT LIST

Exhibit	Description
99.1	Financial Statements listed in Item 9.01(a)
99.2	Pro Forma Financial Information listed in Item 9.01(b)